Rule 497(d)
                                    FT 790


             Supplement to the Prospectus dated February 23, 2004

      Notwithstanding anything to the contrary in the Prospectus, all shares of Winn-Dixie Stores, Inc. (Ticker: WNDXQ) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

February 23, 2005